FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2012

ESSEX PROPERTY TRUST, INC.
 (Exact name of registrant as specified in its charter)

001-13106
(Commission File Number)

Maryland	77-0369576

(State of Incorporation)	(I.R.S Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 5, 2012, Essex Property Trust, Inc. (“Essex”) entered into seven separate equity distribution agreements (collectively, the “Common Equity Distribution Agreements”) with the following parties, respectively:

•	Cantor Fitzgerald & Co.
•	KeyBanc Capital Markets Inc.
•	Barclays Capital Inc.
•	BMO Capital Markets Corp.
•	Citigroup Global Markets Inc.
•	Liquidnet, Inc.
•	Mitsubishi UFJ Securities (USA), Inc.

Essex entered into the Common Equity Distribution Agreements for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time pursuant to our automatic shelf registration statement on Form S-3 filed on March 25, 2010, and prospectus supplement filed on March 6, 2012.  Essex may offer up to an aggregate of 4,300,000 shares of common stock pursuant to all of the Common Equity Distribution Agreements.

On March 5, 2012, Essex also entered into three separate equity distribution agreements (collectively, the “Preferred Equity Distribution Agreements”) with the following parties, respectively:

•	Cantor Fitzgerald & Co.
•	Janney Montgomery Scott LLC
•	MLV & Co. LLC

Essex entered into the Preferred Equity Distribution Agreements for the purpose of selling up to an aggregate of 5,050,000 shares of its 7.125% Series H Cumulative Redeemable Preferred Stock (the “Series H Preferred Stock”) from time to time in a public offering pursuant to our automatic shelf registration statement on Form S-3 initially filed on March 25, 2010, and a prospectus supplement to be filed in the future.   Offers and sales under the Preferred Equity Distribution Agreements will not commence unless and until Essex files a prospectus supplement for those offers and sales.

Copies of the Common Equity Distribution Agreement and Preferred Equity Distribution Agreement between Essex and Cantor Fitzgerald & Co. are filed as Exhibits 10.1 and 10.2 to this report as set forth Item 9.01(d) below, and each such exhibit is incorporated herein by reference.  The Common Equity Distribution Agreements and Preferred Equity Distribution Agreements with the other parties listed above are substantially identical in all material respects except as to the parties, and are omitted from exhibits filed herewith in reliance on instruction 2 to Item 601 of Regulation S-K, and the registrant will file copies of the omitted exhibits if so requested by the SEC.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1	Equity Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co. dated March 5, 2012 (relating to common stock)
10.2	Equity Distribution Agreement between Essex Property Trust, Inc. and Cantor Fitzgerald & Co. dated March 5, 2012 (relating to preferred stock)

Schedule of omitted agreements executed on March 5, 2012 referred to in Item 5.02 above:

Common Equity Distribution Agreements:
Equity Distribution Agreement between Essex Property Trust, Inc. and KeyBanc Capital Markets Inc, dated March 5, 2012
Equity Distribution Agreement between Essex Property Trust, Inc. and Barclays Capital Inc., dated March 5, 2012
Equity Distribution Agreement between Essex Property Trust, Inc. and BMO Capital Markets Corp., dated March 5, 2012
Equity Distribution Agreement between Essex Property Trust, Inc. and Citigroup Global Markets, Inc., dated March 5, 2012

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Equity Distribution Agreement between Essex Property Trust, Inc. and Liquidnet, Inc., dated March 5, 2012
Equity Distribution Agreement between Essex Property Trust, Inc. and Mitsubishi UFJ Securities (USA), Inc., dated March 5, 2012

Preferred Equity Distribution Agreements:
Equity Distribution Agreement between Essex Property Trust, Inc. and Janney Montgomery Scott LLC, dated March 5, 2012
Equity Distribution Agreement between Essex Property Trust, Inc. and MLV & Co., LLC, dated March 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2012

Essex Property Trust, Inc.

/s/ Michael T. Dance
Name: Michael T. Dance
Title: Executive Vice President & Chief Financial Officer

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